SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)                   June 14, 2005
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                              INNOVA HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)



            Delaware                    000-33231                95-4868120
   ---------------------------     ----------------------       ------------
  (State or other jurisdiction    (Commission File number)     (IRS Employer
 of incorporation or organization)                           Identification No.)


       17105 San Carlos Boulevard, Suite A6151, Fort Myers, Florida 33931
               (Address of principal executive offices) (Zip Code)

                                 (239) 466-0488
              (Registrant's Telephone Number, Including Area Code)


                     ---------------------------------------
                  (Former Address If Changed since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                  SECTION 5-CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Resignation of Principal Officer. On June 14, 2005, Walter K. Weisel resigned as interim Chief Financial Officer of Innova Holdings, Inc. (the "Company"). Mr. Weisel will continue to serve the Company as Chairman of the Board, President and Chief Executive Officer. The resignation did not relate to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

(c) Appointment of Principal Officer. On June 14, 2005, Eugene Gartlan was appointed Chief Financial Officer of the Company.

      Mr. Gartlan, age 60, has served as a full-time consultant to the company since December 15, 2004 through his wholly owned company, Stratex Solutions, LLC. ("Stratex"), a business consulting firm. Stratex has earned 12,000,000 shares of the Company's common stock and is owed reimbursable business expenses of approximately $10,000 as consideration for these consulting services. Stratex's compensation was based on a monthly salary of $10,000, payable in cash or common stock of the Company at the option of the Company. The price per share used to determine the number of shares earned if stock was paid was $.005 per share, the stock price on the date the Company and Stratex entered into the consulting agreement. No cash has been paid to Stratex.

      Mr. Gartlan will enter into an employment agreement with the Company.

      Mr. Gartlan has served as the President of Stratex since June 2003. From June 2000 through June 2003, Mr. Gartlan was a self employed business consultant doing business under the name CFO Strategies and E. V. Gartlan. From June 2000 to June 2003, Mr. Gartlan was also an independent contractor with Whitestone Communications, Inc, serving in the capacity as a Managing Director of this investment banking firm specializing in mergers and acquisitions in the publishing industry

      There is no family relationship between Mr. Gartlan and any of the executive officers or directors of the Company.

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

                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 INNOVA HOLDINGS, INC.

Date: June 15, 2005              By: /s/ Walter K. Weisel
                                     --------------------------------
                                         Walter K. Weisel
                                         Chairman and Chief Executive Officer



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